Debt - Summary of Future Minimum Principal Payments of Debt (Details) $ in Thousands	Dec. 31, 2021 USD ($)
Long-term Debt, Fiscal Year Maturity [Abstract]
Total debt, net	$ 338,879
Credit Agreement
Long-term Debt, Fiscal Year Maturity [Abstract]
2022	3,500
2023	3,500
2024	3,500
2025	3,500
2026	3,500
Thereafter	331,625
Total debt, net	$ 349,125